SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (10K)	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies used in preparation of these condensed consolidated financial statements for the three and nine months ended September 30, 2015 are consistent with those discussed in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on April 1, 2015.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies used in the preparation of these consolidated financial statements:

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.  The carrying value of these cash equivalents approximates fair value.

We invest cash in excess of immediate requirements in money market accounts, certificates of deposit, corporate commercial paper with high quality ratings, and U.S. government securities taking into consideration the need for liquidity and capital preservation.  These investments are not held for trading or other speculative purposes.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest.  We estimate the collectability of our accounts receivable. In order to assess the collectability of these receivables, we monitor the current creditworthiness of each customer and analyze the balances aged beyond the customer's credit terms. Theses evaluations may indicate a situation in which a certain customer cannot meet its financial obligations due to deterioration of its financial viability, credit ratings or bankruptcy. The allowance requirements are based on current facts and are reevaluated and adjusted as additional information is received. Accounts receivable are subject to an allowance for collection when it is probable that the balance will not be collected. As of December 31, 2014 and 2013, the allowance for doubtful accounts was $887 and $907, respectively.  For the years ended December 31, 2014 and 2013, the accounts written off as uncollectible or previously written off and recovered were $779 and $(1,126), respectively.
Notes Receivable

Notes receivable are stated at unpaid principle balance.  Interest on notes receivable is recognized over the term of the note and is calculated by the simple interest method on principle amounts outstanding.  We estimate the collectability of our notes receivable.  This estimate is based on similar evaluation criteria as used in estimating the collectability of our trade accounts receivable.  Notes receivable are subject to an allowance for collection when it is probable that the balance, or a portion thereof, will not be collected.  As of December 31, 2014 and 2013, the allowance for collection for our notes receivable was nil.

Inventory

Inventories are stated at the lower of cost or market value.  Raw material inventory cost is determined on the first-in, first-out method. Costs of finished goods are determined by an actual cost method. We regularly review inventories on hand and write down the carrying value of our inventories for excess and potentially obsolete inventories based on historical usage and estimated future usage.  In assessing the ultimate realization of our inventories, we are required to make judgments as to future demand requirements.  As actual future demand or market conditions may vary from those projected by us, adjustment to inventories may be required.

Prepaid Expenses and Deferred Charges

From time to time fees are payable to the United States Food and Drug Administration (“FDA”) in connection with new drug applications submitted by us and annual prescription drug user fees (“PDUFA”). Such fees are being amortized ratably over the FDA’s prescribed fiscal period of twelve months ending September 30th.  As of December 31, 2014 and 2013, the amount of prepaid PDUFA fees was nil.  Additionally, we amortize our insurance costs ratably over the term of each policy.  Typically, our insurance policies are subject to renewal in July and October of each year.

Property, Equipment and Leasehold Improvements

Property, equipment, and leasehold improvements are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method.  Estimated useful lives for property, equipment, and leasehold improvements categories are as follows:

Laboratory and manufacturing equipment	7 years
Computers, office equipment, and furniture	5 years
Computer software	3 years
Leasehold improvements	Lease term

Intangible Assets

We expense internal patent and application costs as incurred because, even though we believe the patents and underlying processes have continuing value, the amount of future benefits to be derived from them are uncertain.  Purchased patents are capitalized and amortized over the life of the patent.

Impairment of Assets

In accordance with the provisions of Accounting Standards Codification (“ASC”) Topic 350-30, Intangibles Other than Goodwill, our policy is to evaluate whether there has been a permanent impairment in the value of long-lived assets and certain identifiable intangibles when certain events have taken place that indicate the remaining unamortized balance may not be recoverable, or at least annually to determine the current value of the intangible asset. When factors indicate that the intangible assets should be evaluated for possible impairment, we use an estimate of undiscounted cash flows.  Considerable management judgment is necessary to estimate the undiscounted cash flows.  Accordingly, actual results could vary significantly from management’s estimates.
Deferred Financing Costs

We defer financing costs associated with the issuance of our convertible notes payable and amortize those costs over the period of the convertible notes using the effective interest method.  In 2012, we incurred $200,000 of financing costs related to our convertible note payable with Inter-Mountain Capital Corp.  During 2014 and 2013, we recorded amortization of approximately $7,000 and $74,000, respectively, of deferred financing costs. Other assets at December 31, 2014 and 2013 included net deferred financing costs of approximately of nil and $87,000, respectively.

Accrual for Clinical Study Costs

We record accruals for estimated clinical study costs.  Clinical study costs represent costs incurred by clinical research organizations, or CROs, and clinical sites.  These costs are recorded as a component of research and development expenses.  We analyze the progress of the clinical trials, including levels of patient enrollment and/or patient visits, invoices received and contracted costs when evaluating the adequacy of the accrued liabilities.  Significant judgments and estimates must be made and used in determining the accrued balance in any accounting period.  Actual costs incurred may or may not match the estimated costs for a given accounting period.  As of December 31, 2014 and 2013, the accrual for estimated clinical study costs was nil.

Shipping and Handling Costs

Shipping and handling costs incurred for product shipments are included in cost of goods sold.

Income Taxes

We use the liability method of accounting for income taxes pursuant to ASC Topic 740, Income Taxes.  Under this method, deferred income taxes are recorded to reflect the tax consequences in future periods of temporary differences between the tax basis of assets and liabilities and their financial statement amounts at year-end.

Revenue Recognition and Deferred Revenue

License Fees

We recognize revenue from license payments not tied to achieving a specific performance milestone ratably during the period over which we are obligated to perform services. The period over which we are obligated to perform services is estimated based on available facts and circumstances. Determination of any alteration of the performance period normally indicated by the terms of such agreements involves judgment on management's part. License revenues with no specific performance criteria are recognized when received from our foreign licensee and their various foreign sub-licensees as there is no control by us over the various foreign sub-licensees and no performance criteria to which we are subject.

We recognize revenue from performance payments ratably, when such performance is substantially in our control and when we believe that completion of such performance is reasonably probable, over the period during which we estimate that we will complete such performance obligations.  In circumstances where the arrangement includes a refund provision, we defer revenue recognition until the refund condition is no longer applicable unless, in our judgment, the refund circumstances are within our operating control and are unlikely to occur.

Substantive at-risk milestone payments, which are based on achieving a specific performance milestone when performance of such milestone is contingent on performance by others or for which achievement cannot be reasonably estimated or assured, are recognized as revenue when the milestone is achieved and the related payment is due, provided that there is no substantial future service obligation associated with the milestone.

Royalty Income

We receive royalty revenues under license agreements with a number of third parties that sell products based on technology we have developed or to which we have rights. The license agreements provide for the payment of royalties to us based on sales of the licensed products. We record these revenues based on estimates of the sales that occurred during the relevant period. The relevant period estimates of sales are based on interim data provided by licensees and analysis of historical royalties we have been paid (adjusted for any changes in facts and circumstances, as appropriate).

We maintain regular communication with our licensees in order to gauge the reasonableness of our estimates. Differences between actual royalty revenues and estimated royalty revenues are reconciled and adjusted for in the period in which they become known, typically the following quarter. Historically, adjustments have not been material based on actual amounts paid by licensees. As it relates to royalty income, there are no future performance obligations on our part under these license agreements. To the extent we do not have sufficient ability to accurately estimate revenue; we record it on a cash basis.

Product Sales

We recognize revenue and related costs from the sale of our products at the time the products are shipped to the customer.  Provisions for returns, rebates, and discounts are established in the same period the related product sales are recorded.

We review the supply levels of our products sold to major wholesalers in the U.S., primarily by reviewing reports supplied by our major wholesalers and available volume information for our products, or alternative approaches.  When we believe wholesaler purchasing patterns have caused an unusual increase or decrease in the sales of a major product compared with underlying demand, we disclose this in our product sales discussion if we believe the amount is material to the product sales trend; however, we are not always able to accurately quantify the amount of stocking or destocking.  Wholesaler stocking and destocking activity historically has not caused any material changes in the rate of actual product returns.

We establish sales return accruals for anticipated product returns. We record the return amounts as a deduction to arrive at our net product sales.  Consistent with Revenue Recognition accounting guidance, we estimate a reserve when the sales occur for future product returns related to those sales. This estimate is primarily based on historical return rates as well as specifically identified anticipated returns due to known business conditions and product expiry dates. Actual product returns have been nil over the past two years.

We establish sales rebate and discount accruals in the same period as the related sales.  The rebate and discount amounts are recorded as a deduction to arrive at our net product sales.  We base these accruals primarily upon our historical rebate and discount payments made to our customer segment groups and the provisions of current rebate and discount contracts.

Foreign currency transaction gain (loss)

Our functional currency and our reporting currency is the U.S. dollar and foreign currency transactions are primarily undertaken in Euros.  Monetary assets and liabilities are translated using the foreign currency exchange rate prevailing at the balance sheet date.  Revenues, non-monetary assets and liabilities denominated in foreign currencies are translated at rates of foreign currency exchange in effect at the date of the transaction.  Expenses are translated at average foreign currency exchange rates for the period.  Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of net income.
Research and Development Expenses

Pursuant to ASC Topic 730, Research and Development, our research and development costs are expensed as incurred.  Research and development expenses include, but are not limited to, salaries and benefits, laboratory supplies, facilities expenses, preclinical development cost, clinical trial and related clinical manufacturing expenses, contract services, consulting fees and other outside expenses. The cost of materials and equipment or facilities that are acquired for research and development activities and that have alternative future uses are capitalized when acquired. There were no such capitalized materials, equipment or facilities for the years ended December 31, 2014 and 2013.

Basic and Diluted Net Loss Per Common Share

In accordance with ASC Topic 260, Earnings per Share, basic earnings (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period.  Diluted earnings (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period increased to include potential dilutive common shares.  The effect of outstanding stock options, restricted vesting common stock and warrants, when dilutive, is reflected in diluted earnings (loss) per common share by application of the treasury stock method.  We have excluded all outstanding stock options, restricted vesting common stock and warrants from the calculation of diluted net loss per common share because all such securities are antidilutive for all periods presented.

Concentrations of Credit Risk

Concentration of credit risk with respect to financial instruments, consisting primarily of cash and cash equivalents, that potentially expose us to concentrations of credit risk due to the use of a limited number of banking institutions and due to maintaining cash balances in banks, which, at times, may exceed the limits of amounts insured by the Federal Deposit Insurance Corporation.  During 2014 and 2013, we utilized Bank of America, N.A. as our banking institution.  At December 31, 2014 and December 31, 2013 our cash and cash equivalents totaled $550,458 and $5,119, respectively.  We also invest cash in excess of immediate requirements in money market accounts, certificates of deposit, corporate commercial paper with high quality ratings, and U.S. government securities.  These investments are not held for trading or other speculative purposes.  We are exposed to credit risk in the event of default by these high quality corporations.

Concentration of credit risk with respect to trade accounts receivable are customers with balances that exceed 5% of total consolidated trade accounts receivable at December 31, 2014 and at December 31, 2013.  As of December 31, 2014, three customers, each being one of our international distributors, exceeded the 5% threshold, with 71%, 19%, and 9%, respectively.  Two customers, each being one of our international distributors, exceeded the 5% threshold at December 31, 2013, with 86% and 11%, respectively.  To reduce risk, we routinely assess the financial strength of our most significant customers and monitor the amounts owed to us, taking appropriate action when necessary.  As a result, we believe that accounts receivable credit risk exposure is limited.  We maintain an allowance for doubtful accounts, but historically have not experienced any significant losses related to an individual customer or group of customers.

Concentrations of Foreign Currency Risk

A portion of our revenues and all of our expenses are denominated in U.S. dollars.  We are experiencing an increase in revenues in international territories denominated in a foreign currency.  Certain of our licensing and distribution agreements in international territories are denominated in Euros.  Currently, we do not employ forward contracts or other financial instruments to mitigate foreign currency risk.  As our international operations continues to grow, we may engage in hedging activities to hedge our exposure to foreign currency risk.

Fair Value of Financial Instruments

In accordance with portions of ASC Topic 820, Fair Value Measurements, certain assets and liabilities of the Company are required to be recorded at fair value.  Fair value is determined based on the exchange price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants.

Our financial instruments, including cash, cash equivalents, accounts receivable, and accounts payable are carried at cost, which approximates their fair value because of the short-term maturity of these instruments.  We believe that the carrying value of our other receivable, notes receivable and accrued interest, and convertible note payable balances approximates fair value based on a valuation methodology using the income approach and a discounted cash flow model.

Derivatives

We occasionally issue financial instruments that contain an embedded instrument. At inception, we assess whether the economic characteristics of the embedded derivative instrument are clearly and closely related to the economic characteristics of the financial instrument (host contract), whether the financial instrument that embodies both the embedded derivative instrument and the host contract is currently measured at fair value with changes in fair value reported in earnings, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

If the embedded derivative instrument is determined not to be clearly and closely related to the host contract, is not currently measured at fair value with changes in fair value reported in earnings, and the embedded derivative instrument would qualify as a derivative instrument, the embedded derivative instrument is recorded apart from the host contract and carried at fair value with changes recorded in current-period earnings.

We determined that all embedded items associated with financial instruments during 2014 and 2013 which qualify for derivative treatment, were properly separated from their host.  As of December 31, 2014 and 2013, we did not have any derivative instruments.